Segments	6 Months Ended
Jun. 30, 2023
Segments [Abstract]
Segments

Note 18 — Segments

The Company’s operations consist of three reportable segments based on similar economic characteristics, the nature of products and production processes, end-use markets, channels of distribution, and regulatory environments: Indoor Intelligence, SAVES, and Shoom.

The Company completed the Enterprise Apps Spin-off during the three months ended March 31, 2023. Design Reactor was entirely part of the Indoor Intelligence business segment. As a result, the Company met the requirements of ASC 205-20 to report the results of the Design Reactor business as discontinued operations. The operating results for Design Reactor have been reclassified to discontinued operations and are no longer reported in the Indoor Intelligence business segment. See Note 24 for further details. There were no changes to the Company’s reportable segments as result of the Enterprise Apps Spin-off.

Gross profit is the primary measure of segment profitability used by the Company’s Chief Operating Decision Maker (“CODM”).

Revenues and gross profit segments consisted of the following (in thousands):

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2023	2022	2023	2022
Revenue by Segment
Indoor Intelligence	$840	$1,337	$2,749	$2,734
SAVES	743	727	1,461	1,461
Shoom	474	512	951	1,030
Total segment revenue	$2,057	$2,576	$5,161	$5,225

Gross profit by Segment
Indoor Intelligence	$597	$804	$1,891	$1,741
SAVES	655	481	1,274	974
Shoom	415	435	816	857
Gross profit by Segment	$1,667	$1,720	$3,981	$3,572

Income (loss) from operations by Segment
Indoor Intelligence	$(6,733)	$(8,646)	$(14,849)	$(17,660)
Saves	(144)	(975)	(439)	(1,379)
Shoom	220	248	449	428
Loss from operations by Segment	$(6,657)	$(9,373)	$(14,839)	$(18,611)

The reporting package provided to the Company’s CODM does not include the measure of assets by segment as that information isn’t reviewed by the CODM when assessing segment performance or allocating resources.